UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 9, 2022

Rockwell Medical, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-23661	38-3317208
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

30142 S. Wixom Road, Wixom, Michigan 48393

(Address of principal executive offices, including zip code)

(248) 960-9009

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each exchange on which registered
Common Stock, par value $0.0001	RMTI	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 9, 2022, Rockwell Medical, Inc. (the “Company”) held its 2022 Annual Meeting of the Stockholders (the “Annual Meeting”). The following matters were submitted to a vote of the stockholders at the Annual Meeting and the voting results were as follows:

Proposal One: To elect the Class I director to serve for a three-year term expiring at the 2025 annual meeting of stockholders and until his successor has been duly elected and qualified.

	For	Against	Abstain	Broker Non-Votes
Allen Nissenson, M.D.	24,041,638	2,393,357	528,617	35,799,968

Proposal Two: To approve, on an advisory basis, the compensation of the Company's named executive officers.

For	Against	Abstain	Broker Non-Votes
21,176,311	5,154,232	633,069	35,799,968

Proposal Three: To ratify the selection of Marcum LLP as the Company’s independent registered public accounting firm for 2022.

For	Against	Abstain
59,196,022	2,231,488	1,336,070

Proposal Four: To approve and adopt an amendment to the Company’s Certificate of Incorporation to effect a reverse stock split of the Company’s common stock with no change to the number of authorized shares of the Company’s common stock.

For	Against	Abstain
51,696,755	10,648,535	418,290

Proposal Five: The proposal to approve and adopt amendments to the Company’s Certificate of Incorporation to (a) increase the number of authorized shares of the Company’s common stock from 170,000,000 shares to 340,000,000 shares and (b) effect a reverse stock split of the Company’s common stock with a 55 percent decrease to the number of authorized shares of the Company’s common stock was withdrawn because the Company’s stockholders approved and adopted Proposal Four as noted above.

Proposal Six: To approve an amendment and restatement of the Rockwell Medical, Inc. 2018 Long Term Incentive Plan to increase the number of shares reserved for issuance thereunder by 5,000,000 shares.

For	Against	Abstain	Broker Non-Votes
19,769,445	6,967,282	226,885	35,799,968

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROCKWELL MEDICAL, INC.

Date: May 9, 2022	By:	/s/ Russell Skibsted
Russell Skibsted
Chief Financial Officer